Exhibit 31.1

                  Certification of Principal Executive Officer

I, Barry W. Chandler, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Atlantic BancGroup, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Atlantic BancGroup, Inc., as of, and for, the periods presented in this report;

4. Atlantic BancGroup, Inc.'s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Atlantic BancGroup, Inc. and have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Atlantic BancGroup, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      b) evaluated the effectiveness of Atlantic BancGroup, Inc.'s disclosure controls and procedures and presented in this report are conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      c) disclosed in this report any change in Atlantic BancGroup, Inc.'s internal control over financial reporting that occurred during Atlantic BancGroup, Inc.'s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect, Atlantic BancGroup, Inc.'s internal control over financial reporting.

5. Atlantic BancGroup, Inc.'s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Atlantic BancGroup, Inc.'s auditors and the audit committee of Atlantic BancGroup, Inc.'s board of directors (or persons performing the equivalent functions):

      a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Atlantic BancGroup, Inc.'s ability to record, process, summarize and report financial information; and

      b) any fraud, whether or not material, that involves management or other employees who have a significant role in Atlantic BancGroup, Inc.'s internal controls over financial reporting.

Date: May 10, 2005
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/s/ Barry W. Chandler
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Barry W. Chandler
Principal Executive Officer